EXHIBIT 99.3

CABLEVISION SYSTEMS CORPORATION

CSC HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information of Cablevision Systems Corporation (“Cablevision”) and its wholly-owned subsidiary, CSC Holdings, Inc. (“CSC Holdings”) (collectively, the “Company”) is based on the historical consolidated financial statements of the Company and CSC Holdings and the historical combined financial statements of Newsday Media Group and gives effect to the following acquisition related transactions (collectively, the “Pro Forma Transactions”):

•      The completion of a series of transactions on July 29, 2008 (the “Closing Date”) in which the Company received approximately 97.2% of the interests in a newly created limited liability company (“Newsday Holdings LLC”) that included the net assets of Newsday Media Group (the “Transaction”) that were contributed by Tribune Company (“Tribune”);

•      The issuance and contribution by Cablevision of $682 million aggregate principal amount of 8% senior notes due 2012 with an approximate fair value of $650 million in connection with the Transaction;

•      Borrowings by Newsday LLC, a wholly-owned subsidiary of Newsday Holdings LLC, of $650 million under its new senior secured bank loan (“Bank Loan”);

•      The distribution of $612 million to Tribune in connection with Tribune’s contribution of the net assets of the Newsday Media Group and $18 million for prepaid rent from the proceeds of the Bank Loan; and

•      The payment of all related transaction and financing costs.

The accompanying unaudited pro forma condensed consolidated balance sheets at June 30, 2008, condensed consolidated statements of operations for the year ended December 31, 2007 and condensed consolidated statements of operations for the six months ended June 30, 2008 of Cablevision and CSC Holdings are prepared as if the Pro Forma Transactions had been completed on June 30, 2008 (for purposes of the unaudited pro forma condensed consolidated balance sheets) and January 1, 2007 (for purposes of the unaudited pro forma condensed consolidated statements of operations), respectively.

The accompanying condensed consolidated financial statements of Cablevision include the accounts of Cablevision and its majority-owned subsidiaries and the accompanying condensed consolidated financial statements of CSC Holdings include the accounts of CSC Holdings and its majority-owned subsidiaries. Cablevision has no operations independent of its CSC Holdings subsidiary, whose operating results and financial position are consolidated into Cablevision. The condensed consolidated balance sheets and condensed statements of operations for Cablevision are essentially identical to the condensed consolidated balance sheets and condensed consolidated statements of operations for CSC Holdings, with the following significant exceptions:  As of June 30, 2008, Cablevision had $1.5 billion of senior notes issued in April 2004, cash, deferred financing costs and accrued interest related to its senior notes, certain intercompany payables to CSC Holdings and other subsidiaries, deferred taxes and accrued dividends on its balance sheet. Differences between Cablevision’s historical results of operations from those of CSC Holdings primarily include incremental interest expense, interest income and income tax expense or benefit. All significant intercompany transactions and balances are eliminated in both sets of condensed consolidated financial statements. The Transaction will result in incremental interest income and related income tax expense at CSC Holdings which will be eliminated at the Cablevision consolidated level.

The accompanying unaudited pro forma condensed consolidated financial information was prepared using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations. Accordingly, the estimated cost of the Transaction has been allocated to the identifiable tangible and intangible assets acquired and liabilities assumed based upon management’s preliminary estimate of their respective fair values as of June 30, 2008 for the 97.2% interest acquired by the Company. The final allocation will be based on a final evaluation of the estimated fair value of the identifiable tangible and intangible assets acquired and liabilities assumed on the Closing Date. Accordingly, the preliminary purchase price allocation reflected herein may differ materially from the final purchase price allocation.

The accompanying unaudited pro forma condensed consolidated financial information has been prepared based on assumptions deemed appropriate by the Company. The pro forma adjustments and certain significant pro forma assumptions are described in the accompanying notes. The unaudited pro forma condensed consolidated financial information is for informational purposes only. The pro forma condensed consolidated financial information is unaudited and does not purport to reflect the results of operations or financial position that would have occurred if the Pro Forma Transactions had been consummated on the dates indicated above, nor does it purport to represent the financial position or results of operations of the Company for any future dates or periods.

Future results may vary significantly from the information reflected in the unaudited pro forma consolidated statements of operations set forth below due to certain factors beyond the control of the Company, Newsday Holdings LLC and their respective subsidiaries.

CABLEVISION SYSTEMS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2008

(dollars in thousands)

			Pro Forma Adjustments
	Historical	Historical Newsday Media Group (1) *	Excluded Assets/ Liabilities (2) *	Purchase Accounting (3) *	Other Adjustments*		Pro forma
ASSETS

Current Assets:

Cash and cash equivalents	$805,274	$1,049	$(1,049)	$—	$(14,989	)(4)	$790,285
Restricted cash	59,813	—	—	—	—		59,813
Accounts receivable, trade (less allowance for doubtful accounts)	520,341	51,980	—	—	(208	)(5)	572,113
Prepaid expenses and other current assets	178,009	7,077	(1,442)	7,643	3,600	(6)	194,887
Program rights, net	156,152	—	—	—	—		156,152
Deferred tax asset	320,345	121	(121)	—	—		320,345
Investment securities pledged as collateral	203,715	—	—	—	—		203,715
Derivative contracts	16,776	—	—	—	—		16,776
Total current assets	2,260,425	60,227	(2,612)	7,643	(11,597)		2,314,086

Property, plant and equipment, net of accumulated depreciation	3,361,239	147,020	(75,022)	(432)	—		3,432,805
Notes and other receivables	35,410	—	—	—	—		35,410
Investment securities pledged as collateral	203,715	—	—	—	—		203,715
Derivative contracts	50,676	—	—	—	—		50,676
Other assets	117,477	6,829	(5,236)	73	14,400	(7)	133,543
Program rights, net	457,231	—	—	—	—		457,231
Deferred carriage fees, net	126,079	—	—	—	—		126,079
Franchises	731,848	—	—	—	—		731,848
Affiliation, broadcast and other agreements, net of accumulated amortization	571,018	—	—	—	—		571,018
Other intangible assets, net of accumulated amortization	354,968	387,081	—	(200,332)	—		541,717
Excess costs over fair value of net assets acquired	1,100,604	87,182	—	269,560	—		1,457,346
Deferred financing and other costs, net of accumulated amortization	112,377	—	—	—	23,989	(8)	136,366
	$9,483,067	$688,339	$(82,870)	$76,512	$26,792		$10,191,840

*  See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

CABLEVISION SYSTEMS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2008

(dollars in thousands)

			Pro Forma Adjustments
	Historical	Historical Newsday Media Group (1) *	Excluded Assets/ Liabilities (2) *	Purchase Accounting (3) *	Other Adjustments*		Pro forma
LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

Current Liabilities:

Current Liabilities:
Accounts payable	$391,100	$6,456	$—	$—	$(208	)(5)	$397,348
Accrued liabilities	809,453	34,336	(6,899)	475	—		837,365
Advances from affiliates	—	200,305	(200,305)	—	—		—
Deferred revenue	150,975	4,720	—	—	—		155,695
Program rights obligations	120,568	—	—	—	—		120,568
Liabilities under derivative contracts	2,205	—	—	—	—		2,205
Bank debt	210,000	—	—	—	—		210,000
Collateralized indebtedness	204,560	—	—	—	—		204,560
Capital lease obligations	4,624	414	—	—	—		5,038
Notes payable	—	—	—	—	—		—
Senior notes and debentures	1,000,000	—	—	—	—		1,000,000
Total current liabilities	2,893,485	246,231	(207,204)	475	(208)		2,932,779

Deferred revenue	11,618	—	—	—	—		11,618
Program rights obligations	317,634	—	—	—	—		317,634
Liabilities under derivative contracts	85,383	—	—	—	—		85,383
Other liabilities	333,119	2,066	—	—	—		335,185
Deferred tax liability	391,022	4,739	(4,739)	—	—		391,022
Bank debt	4,833,750	—	—	—	650,000	(9)	5,483,750
Collateralized indebtedness	241,566	—	—	—	—		241,566
Capital lease obligations	57,673	1,443	—	—	—		59,116
Senior notes and debentures	4,995,719	—	—	—	—		4,995,719
Senior subordinated notes	323,437	—	—	—	—		323,437
Minority interests	590	—	—	—	15,970	(10)	16,560
Total liabilities	14,484,996	254,479	(211,943)	475	665,762		15,193,769

Commitments and contingencies

Total stockholders’ deficiency	(5,001,929)	433,860	129,073	76,037	(638,970	)(11)	(5,001,929)
	$9,483,067	$688,339	$(82,870)	$76,512	$26,792		$10,191,840

* See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

CSC HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2008

(dollars in thousands)

			Pro Forma Adjustments
	Historical	Historical Newsday Media Group (1) *	Excluded Assets/ Liabilities (2) *	Purchase Accounting (3) *	Other Adjustments*		Pro forma
ASSETS

Current Assets:

Cash and cash equivalents	$773,586	$1,049	$(1,049)	$—	$(14,989	)(4)	$758,597
Restricted cash	59,813	—	—	—	—		59,813
Accounts receivable, trade (less allowance for doubtful accounts)	520,341	51,980	—	—	(208	)(5)	572,113
Prepaid expenses and other current assets	177,887	7,077	(1,442)	7,643	3,600	(6)	194,765
Program rights, net	156,152	—	—	—	—		156,152
Deferred tax asset	363,352	121	(121)	—	—		363,352
Advances to affiliates	427,229	—	—	—	—		427,229
Investment securities pledged as collateral	203,715	—	—	—	—		203,715
Derivative contracts	16,776	—	—	—	—		16,776
Total current assets	2,698,851	60,227	(2,612)	7,643	(11,597)		2,752,512

Property, plant and equipment, net of accumulated depreciation	3,361,239	147,020	(75,022)	(432)	—		3,432,805
Notes and other receivables	35,410	—	—	—	—		35,410
Investment securities pledged as collateral	203,715	—	—	—	—		203,715
Derivative contracts	50,676	—	—	—	—		50,676
Other assets	117,477	6,829	(5,236)	73	14,400	(7)	133,543
Program rights, net	457,231	—	—	—	—		457,231
Deferred carriage fees, net	126,079	—	—	—	—		126,079
Franchises	731,848	—	—	—	—		731,848
Affiliation, broadcast and other agreements, net of accumulated amortization	571,018	—	—	—	—		571,018
Other intangible assets, net of accumulated amortization	354,968	387,081	—	(200,332)	—		541,717
Excess costs over fair value of net assets acquired	1,100,604	87,182	—	269,560	—		1,457,346
Deferred financing and other costs, net of accumulated amortization	100,759	—	—	—	23,989	(8)	124,748
	$9,909,875	$688,339	$(82,870)	$76,512	$26,792		$10,618,648

*  See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

 CSC HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2008

(dollars in thousands)

			Pro Forma Adjustments
	Historical	Historical Newsday Media Group (1) *	Excluded Assets/ Liabilities (2) *	Purchase Accounting (3) *	Other Adjustments*		Pro forma
LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

Current Liabilities:

Current Liabilities:
Accounts payable	$391,100	$6,456	$—	$—	$(208	)(5)	$397,348
Accrued liabilities	777,037	34,336	(6,899)	475	—		804,949
Advances to affiliates	—	200,305	(200,305)	—	—		—
Deferred revenue	150,975	4,720	—	—	—		155,695
Program rights obligations	120,568	—	—	—	—		120,568
Liabilities under derivative contracts	2,205	—	—	—	—		2,205
Bank debt	210,000	—	—	—	—		210,000
Collateralized indebtedness	204,560	—	—	—	—		204,560
Capital lease obligations	4,624	414	—	—	—		5,038
Notes payable	—	—	—	—	—		—
Senior notes and debentures	500,000	—	—	—	—		500,000
Total current liabilities	2,361,069	246,231	(207,204)	475	(208)		2,400,363

Deferred revenue	11,618	—	—	—	—		11,618
Program rights obligations	317,634	—	—	—	—		317,634
Liabilities under derivative contracts	85,383	—	—	—	—		85,383
Other liabilities	329,569	2,066		—	—		331,635
Deferred tax liability	652,023	4,739	(4,739)	—	—		652,023
Bank debt	4,833,750	—	—	—	650,000	(9)	5,483,750
Collateralized indebtedness	241,566	—	—	—	—		241,566
Capital lease obligations	57,673	1,443	—	—	—		59,116
Senior notes and debentures	3,995,719	—	—	—	—		3,995,719
Senior subordinated notes	323,437	—	—	—	—		323,437
Minority interests	590	—	—	—	15,970	(10)	16,560
Total liabilities	13,210,031	254,479	(211,943)	475	665,762		13,918,804

Commitments and contingencies

Total stockholders’ deficiency	(3,300,156)	433,860	129,073	76,037	(638,970	)(11)	(3,300,156)
	$9,909,875	$688,339	$(82,870)	$76,512	$26,792		$10,618,648

* See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Note A - Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets as of June 30, 2008

(1)	Represents the unaudited condensed combined balance sheet of Newsday Media Group at June 29, 2008.

(2)	Represents the exclusion of certain assets and liabilities from the Acquisition as outlined in the Formation Agreement dated as of May 11, 2008.

(3)

This adjustment reflects the estimated step up (step down) of acquired assets and assumed liabilities to fair value and the recognition of goodwill reflecting the estimated excess of the fair value of identifiable tangible and intangible assets acquired and liabilities assumed over their respective historical cost basis.  Through the application of “push down accounting”, the assets and liabilities of Newsday LLC will be recorded at fair value for the 97.2% interest acquired by the Company and at the carryover or predecessor basis for the remaining 2.8% interest owned by Tribune.

The estimated net step up of assets and liabilities to fair value was calculated as follows:

Distribution to Tribune which is reflective of the estimated purchase price for the Company’s 97.2% interest	$612,000
Transaction costs	11,000
Estimated fair value related to the Company’s 97.2% interest	623,000
Less: Estimated book value relating to Cablevision’s 97.2% interest	(546,963)
Net step up	$76,037

The estimated excess of the fair value over the net book value of net assets acquired was allocated to the specific historical carrying value of the assets acquired and liabilities assumed as follows:

Prepaid expenses and other current assets *	$7,643
Property and equipment, net	(432)
Other assets	73
Intangible assets	(200,332)
Excess costs over fair value of net assets acquired	269,560
Accrued liabilities	(475)
$76,037

* Includes adjustment required to adjust historical working capital as of June 30, 2008 to target working capital required to be contributed by Tribune per the Formation Agreement.

The allocation of the purchase price for purposes of the pro forma condensed consolidated balance sheets was based on management’s preliminary estimates of the fair value of the identifiable tangible and intangible assets acquired and liabilities assumed.  The final allocation will be based on a final evaluation of the estimated fair value of the identifiable tangible and intangible assets acquired and liabilities assumed on the Closing Date.  Accordingly, the preliminary purchase price allocation reflected herein may differ materially from the final purchase price allocation.

The purchase price has been preliminarily allocated to the identifiable tangible and intangible assets acquired and liabilities assumed as follows:

Accounts receivable, net	$51,980
Prepaid expenses and other current assets	13,278
Property and equipment, net	71,566
Other assets	1,666
Intangible assets *	186,749
Excess costs over fair value of net assets acquired	356,742
Accounts payable and accrued liabilities	(36,434)
Deferred revenue	(4,720)
Capital lease obligations	(1,857)
Carryover basis of net assets acquired attributable to minority interest	(15,970)
$623,000

* The intangible assets acquired principally include trade names and trademarks of $125,622 with indefinite lives.  Other identifiable amortizable intangible assets of $61,127 principally include trade names and trademarks (with estimated useful lives ranging from 5 to 10 years) and advertiser and customer relationships (with estimated useful lives ranging from 3 to 17 years).

(4)

Cash and cash equivalents.  Pro forma adjustments include: (i) cash received from the $650 million Bank Loan entered into in connection with the Transaction, (ii) a $612 million distribution of cash to Tribune, (iii) the prepayment to Tribune at the Closing Date related to certain newly executed operating leases in the amount of $18 million and (iv) cash payments made for financing and transaction related costs of approximately $24.0 and $11.0 million, respectively.

(5)	Accounts receivable, trade and accounts payable. Represents the elimination of historical receivables and payables recorded between the Company and Newsday Media Group of approximately $0.2 million.

(6)

Prepaid expenses and other current assets. Represents the short-term portion of the prepayment of rent expense of approximately $3.6 million for certain operating leases with Tribune discussed in (4) above.

(7)	Other assets. Represents the long-term portion of the prepayment of rent expense of approximately $14.4 million for certain operating leases with Tribune discussed in (4) above.

(8)

Deferred financing and other costs, net. This adjustment reflects the capitalization of the estimated financing costs totaling approximately $24.0 million incurred in connection with the issuance of the $650 million of bank debt described in (9) below.

(9)	Bank debt. Represents the $650 million Bank Loan incurred by Newsday LLC in connection with the Transaction.

(10)	Minority interest. Represents Tribune’s residual minority ownership interest in Newsday Holdings LLC at historical net book value.

(11)

Total stockholders’ deficiency. This adjustment includes: (i) the $612 million distribution of cash to Tribune, (ii) transaction costs of approximately $11.0 million recorded as goodwill in the purchase price allocation discussed above, and (iii) the reclassification of approximately $16.0 million to minority interest reflecting Tribune’s ownership interest in Newsday Holdings LLC. In addition, for CSC Holdings, adjustments include a note receivable from Cablevision offset by an increase in additional paid in capital and common stock (as CSC Holdings issued common stock to Cablevision for this contribution) of $650 million relating to the fair value of newly issued 8% senior notes due 2012 issued by Cablevision and contributed to CSC Holdings (who in turn contributed such notes to Newsday Holdings LLC) which have no impact to CSC Holdings’ total stockholder’s equity and which are eliminated in the condensed consolidated balance sheet of Cablevision.

CABLEVISION SYSTEMS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008

(dollars in thousands)

	Historical	Newsday Media Group (12)**	Pro Forma Adjustments**		Pro forma

Revenues, net	$3,433,113	$226,102	$(1,994	)(13)	$3,657,221

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	1,502,123	119,620	1,718	(14)	1,623,461
Selling, general and administrative	839,152	111,240	(27,677	)(15)	922,715
Restructuring credits	(1,613)	—	—		(1,613)
Depreciation and amortization (including impairments)	548,614	9,094	2,572	(16)	560,280
	2,888,276	239,954	(23,387)		3,104,843
Operating income	544,837	(13,852)	21,393		552,378
Other income (expense):
Interest expense	(398,196)	(6,747)	(25,851	)(18)	(430,794)
Interest income	9,216	—	—		9,216
Equity in net income of affiliates	—	—	—		—
Gain on sale of affiliate interests	—	—	—		—
Loss on investments, net	(89,135)	—	—		(89,135)
Gain on equity derivative contracts, net	67,221	—	—		67,221
Gain on interest rate swap contracts, net	7,910	—	—		7,910
Loss on extinguishment of debt	(2,424)	—	—		(2,424)
Minority interests	(509)	—	711	(20)	202
Miscellaneous, net	1,160	—	—		1,160
	(404,757)	(6,747)	(25,140)		(436,644)
Income from continuing operations before income taxes	140,080	(20,599)	(3,747)		115,734
Income tax expense	(72,371)	147,783	(137,704	)(22)	(62,292)
Income from continuing operations	$67,709	$127,184	$(141,451)		$53,442

Basic income per share from continuing operations	$0.23				$0.18

Diluted income per share from continuing operations	$0.23				$0.18

Basic weighted average common shares (in thousands)	290,041				290,041

Diluted weighted average common shares (in thousands)	294,604				294,604

** See Note B of Notes to Unaudited Pro Forma Consolidated Financial Statements.

CABLEVISION SYSTEMS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(dollars in thousands)

	Historical	Newsday Media Group (12) **	Pro Forma Adjustments**		Pro forma

Revenues, net	$6,484,481	$499,439	$(3,932	)(13)	$6,979,988

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,891,337	245,982	3,435	(14)	3,140,754
Selling, general and administrative	1,558,455	188,082	(15,817	)(15)	1,730,720
Restructuring charges	4,733	—	—		4,733
Depreciation and amortization (including impairments)	1,118,888	19,042	3,804	(16)	1,141,734
Impairment of newspaper masthead	—	130,000	(130,000	)(17)	—
	5,573,413	583,106	(138,578)		6,017,941
Operating income	911,068	(83,667)	134,646		962,047
Other income (expense):
Interest expense	(940,852)	(33,657)	(31,381	)(18)	(1,005,890)
Interest income	40,154	—	—		40,154
Equity in net income of affiliates	4,377	—	—		4,377
Write-off of deferred financing costs	(2,919)	—	—		(2,919)
Gain on sale of affiliate interests	183,286	—	—		183,286
Loss on investments, net	(214,257)	—	—		(214,257)
Gain on equity derivative contracts, net	214,712	—	—		214,712
Loss on interest rate swap contracts, net	(76,568)	—	—		(76,568)
Loss on extinguishment of debt	(19,113)	—	—		(19,113)
Minority interests	321	—	399	(20)	720
Miscellaneous, net	2,636	(15,000)	15,000	(21)	2,636
	(808,223)	(48,657)	(15,982)		(872,862)
Income from continuing operations before income taxes	102,845	(132,324)	118,664		89,185
Income tax expense	(79,181)	51,517	(45,862	)(22)	(73,526)
Income from continuing operations	$23,664	$(80,807)	$72,802		$15,659

Basic income per share from continuing operations	$0.08				$0.05

Diluted income per share from continuing operations	$0.08				$0.05

Basic weighted average common shares (in thousands)	288,271				288,271

Diluted weighted average common shares (in thousands)	294,604				294,604

** See Note B of Notes to Unaudited Pro Forma Consolidated Financial Statements.

CSC HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008

(dollars in thousands)

	Historical	Newsday Media Group (12) **	Pro Forma Adjustments **		Pro forma

Revenues, net	$3,433,113	$226,102	$(1,994	)(13)	$3,657,221

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	1,502,123	119,620	1,718	(14)	1,623,461
Selling, general and administrative	839,152	111,240	(27,677	)(15)	922,715
Restructuring credits	(1,613)	—	—		(1,613)
Depreciation and amortization (including impairments)	548,614	9,094	2,572	(16)	560,280
	2,888,276	239,954	(23,387)		3,104,843
Operating income	544,837	(13,852)	21,393		552,378
Other income (expense):
Interest expense	(334,579)	(6,747)	(25,851	)(18)	(367,177)
Interest income	8,844	—	30,480	(19)	39,324
Equity in net income of affiliates	—	—	—		—
Gain on sale of affiliate interests	—	—	—		—
Loss on investments, net	(89,135)	—	—		(89,135)
Gain on equity derivative contracts, net	67,221	—	—		67,221
Gain on interest rate swap contracts, net	7,910	—	—		7,910
Loss on extinguishment of debt	(2,424)	—	—		(2,424)
Minority interests	(509)	—	(154	)(20)	(663)
Miscellaneous, net	1,160	—	—		1,160
	(341,512)	(6,747)	4,475		(343,784)
Income from continuing operations before income taxes	203,325	(20,599)	25,868		208,594
Income tax expense	(99,307)	147,783	(149,964	)(22)	(101,488)
Income from continuing operations	$104,018	$127,184	$(124,096)		$107,106

** See Note B of Notes to Unaudited Pro Forma Consolidated Financial Statements.

CSC HOLDINGS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(dollars in thousands)

	Historical	Newsday Media Group (12) *	Pro Forma Adjustments**		Pro forma

Revenues, net	$6,484,481	$499,439	$(3,932	)(13)	$6,979,988

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,891,337	245,982	3,435	(14)	3,140,754
Selling, general and administrative	1,558,455	188,082	(15,817	)(15)	1,730,720
Restructuring charges	4,733	—	—		4,733
Depreciation and amortization (including impairments)	1,118,888	19,042	3,804	(16)	1,141,734
Impairment of newspaper masthead	—	130,000	(130,000	)(17)	—
	5,573,413	583,106	(138,578)		6,017,941
Operating income	911,068	(83,667)	134,646		962,047
Other income (expense):
Interest expense	(806,406)	(33,657)	(31,381	)(18)	(871,444)
Interest income	36,701	—	60,960	(19)	97,661
Equity in net income of affiliates	4,377	—	—		4,377
Write-off of deferred financing costs	(2,919)	—	—		(2,919)
Gain on sale of affiliate interests	183,286	—	—		183,286
Loss on investments, net	(214,257)	—	—		(214,257)
Gain on equity derivative contracts, net	214,712	—	—		214,712
Loss on interest rate swap contracts, net	(76,568)	—	—		(76,568)
Loss on extinguishment of debt	(19,113)	—	—		(19,113)
Minority interests	321	—	(1,331	)(20)	(1,010)
Miscellaneous, net	2,636	(15,000)	15,000	(21)	2,636
	(677,230)	(48,657)	43,248		(682,639)
Income from continuing operations before income taxes	233,838	(132,324)	177,894		279,408
Income tax expense	(134,629)	51,517	(70,383	)(22)	(153,495)
Income from continuing operations	$99,209	$(80,807)	$107,511		$125,913

** See Note B of Notes to Unaudited Pro Forma Consolidated Financial Statements.

Note B - Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2008 and for the Year Ended December 31, 2007

(12) Represents the unaudited condensed combined statement of operations of Newsday Media Group for the first half ended June 29, 2008 and the audited combined statement of operations of Newsday Media Group for the fiscal year ended December 30, 2007.

(13) Revenues, net. Represents the elimination of historical revenues recognized between the Company and Newsday Media Group of approximately $2.0 million and $3.9 million for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively (see (15)(vi) below).

(14) Technical and operating.  Represents an estimated allocation of rent expense on certain newly issued operating leases entered into with Tribune (effective as of the Closing Date) of approximately $1.7 million and $3.4 million for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively.  The buildings subject to these leases are estimated to be occupied approximately 60% by the printing operations of the business and 40% by administrative employees and, therefore, approximately 60% of the expense is included in technical and operating expense and 40% is included in selling, general and administrative expense (see (15)(ii) below).

(15) Selling, general and administrative.  Represents (i) the reversal of a $3.0 million charge for the year ended December 30, 2007 that was recorded to increase Newsday Media Group’s estimate of the costs required to settle a class action lawsuit with certain advertisers (the liability associated with this charge was excluded from the Transaction as outlined in the Formation Agreement) (see (21) below), (ii) an estimated allocation of rent expense on certain newly issued operating leases entered into with Tribune (effective as of the Closing Date) of $1.1 million and $2.1 million for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively, (iii) the reversal of a $17.1 million pension curtailment charge associated with pension plan obligations which were excluded from the Transaction as outlined in the Formation Agreement for the six months ended June 30, 2008, (iv) the reversal of $4.7 million relating to incremental compensation expense triggered in connection with the Transaction in the six months ended June 30, 2008, (v) the reversal of certain general and administrative cost allocations from Tribune, net of the incremental cost of providing these services by the Company aggregating approximately $5 million and $11 million for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively, and (vi) the elimination of historical costs incurred between the Company and Newsday Media Group of approximately $2.0 million and $3.9 million for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively (see (13) above).

(16) Depreciation and amortization.  Represents (i) the reversal of historical depreciation and amortization expense of approximately $9.1 million and $19.0 million for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively, offset by (ii) adjustments for depreciation and amortization expense of $11.7 million and $22.8 million for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively, as if the Pro Forma Transactions had been completed on January 1, 2007.

(17) Impairment of newspaper masthead. Represents the reversal of the write-down Newsday Media Group recognized related to its newspaper masthead intangibles in the fiscal year ended December 30, 2007.  Since this pro forma statement of operations presents information as if the Transaction had occurred on January 1, 2007, the masthead would be recorded at fair value under Statement 141, Business Combinations, negating the need for this historical impairment charge.

(18) Interest expense. Represents (i) the reversal of historical interest expense incurred of $6.6 million and $33.6 million for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively, on the balance of Newsday Media Group’s outstanding debt due to affiliates that was an excluded liability as of the Closing Date as outlined in the Formation Agreement, (ii) the pro forma incremental increase in interest expense related to the $650 million of bank debt incurred assuming an interest rate of 9.75% on $525 million of fixed rate loans and 7.58% on the remaining $125 million of floating rate loans which amounted to $30.6 million and $61.1 million for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively, and (iii) the amortization related to the estimated deferred financing costs associated with the incurrence of bank debt of approximately $1.9 million and $3.9 million for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively.  An increase or decrease in the interest rate of 1/4% on the $125 million of floating rate loans would increase or decrease the pro forma adjustment by approximately $0.2 million and $0.3 million for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively.

(19) Interest income.  Represents interest income from (i) the Cablevision senior notes received with a 8.0% interest rate and a $682 million face value which amounted to $27.3 million and $54.6 million for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively and (ii) the accretion of the $650 million fair value of the Cablevision senior notes to the $682 million face value over the term of the notes of approximately $3.2 million and $6.4 million for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively.  This interest income is eliminated in the condensed consolidated statements of operations of Cablevision.

(20) Minority interest.  Represents Tribune’s approximate 2.8% minority interest in the net income (loss) of Newsday Holdings LLC.

(21) Miscellaneous, net.  Represents the reversal of a $15 million charge recorded by the Newsday Media Group relating to a civil forfeiture payment made to the United States Attorney’ Office for the Eastern District of New York that ended a federal inquiry into the circulation practices of the Newsday Media Group.

(22) Income tax expense.  The pro forma income tax expense adjustments are (i) to reverse the historical income tax expense or benefit reported by the Newsday Media Group and (ii) to record the income tax expense or benefit that would result if the Newsday Media Group was a consolidated Cablevision and CSC Holdings subsidiary for the periods presented using the Company’s statutory tax rate.